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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) 21 January 2004



                        Air Products and Chemicals, Inc.
               (Exact name of registrant as specified in charter)


      Delaware                      1-4534                      23-1274455
---------------------       ----------------------       -----------------------
   (State or other         (Commission file number)       (IRS Employer
    jurisdiction                                           Identification No.)
    of incorporation)


7201 Hamilton Boulevard, Allentown, Pennsylvania               18195-1501
------------------------------------------------         -----------------------
(Address of principal executive offices)                       (Zip Code)

                                 (610) 481-4911
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
                      -------------------------------------
          (Former Name or Former Address, if changed Since Last Report)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99.1 The financial tables, including the Summary of Consolidated Financial Information, presented on pages 3 through 9 of the Press Release issued by the registrant on 21 January 2004, are incorporated herein by reference. With the exception of the portions specifically incorporated by reference, the Press Release is not deemed to be filed.

Item 12. Results of Operations and Financial Condition

On 21 January 2004, the company issued a press release announcing its earnings for the first quarter of fiscal year 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Air Products and Chemicals, Inc.
                                      --------------------------------
                                      (Registrant)



Dated:  21 January 2004         By:            /s/ John R. Owings
                                      ------------------------------------
                                                 John R. Owings
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


99.1 Press release issued by Air Products and Chemicals, Inc. on 21 January 2004, announcing results for the first quarter of fiscal year 2004.


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